Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:
Robin N. Lowe
Chief Financial Officer
T: +1-345-815-9919
E: Robin.Lowe@AltisourceAMC.com

Front Yard Residential Corporation Announces Quarterly Cash Dividend

CHRISTIANSTED, U.S. Virgin Islands, March 19, 2019 (GLOBE NEWSWIRE) - Front Yard Residential Corporation (“Front Yard” or the “Company”) (NYSE: RESI) announced today that its Board of Directors has declared a quarterly cash dividend of $0.15 per share of common stock. Front Yard will pay this quarterly dividend on April 12, 2019 to all stockholders of record as of the close of business on March 29, 2019.

About Front Yard

Front Yard is an industry leader in providing quality, affordable rental homes to America’s families. Our homes offer exceptional value in a variety of suburban communities that have easy accessibility to metropolitan areas. Front Yard's tenants enjoy the space and comfort that is unique to single-family housing, at reasonable prices. Our mission is to provide our tenants with houses they are proud to call home. Additional information is available at www.frontyardresidential.com.

Forward-looking statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, anticipations and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies as well as industry and market conditions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “target,” “seek,” “believe” and other expressions or words of similar meaning. We caution that forward-looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors that could cause our actual results to differ materially from these forward-looking statements may include, without limitation, our ability to implement our business strategy; our ability to make distributions to stockholders; our ability to acquire SFR assets for our portfolio, including difficulties in identifying assets to acquire; the impact of changes to the supply of, value of and the returns on SFR assets; our ability to successfully integrate newly acquired properties into our portfolio of SFR properties; our ability to successfully operate our internal property manager and perform property management services for our SFR assets at the standard and/or the cost that we anticipate; our ability to transition property management for the SFR properties currently managed by third party property managers to our internal property management platform; our ability to predict our costs; our ability to effectively compete with our competitors; our ability to apply the proceeds from financing activities or non-rental real estate owned asset sales to target single-family rental assets in a timely manner; our ability to sell non-rental real estate owned properties on favorable terms and on a timely basis or at all; the failure to identify unforeseen expenses or material liabilities associated with asset acquisitions through the due diligence process prior to such acquisitions; changes in the market value of our single-family rental properties and real estate owned; changes in interest rates; our ability to obtain and access financing arrangements on favorable terms or at all; our ability to maintain adequate liquidity; our ability to retain our engagement of Altisource Asset Management Corporation; the failure of our third party vendors to effectively perform their obligations under their respective agreements with us; our failure to maintain our qualification as a REIT; our failure to maintain our exemption from registration under the Investment Company Act; the impact of adverse real estate, mortgage or housing markets; the impact of adverse legislative, regulatory or tax changes; and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in our current and future filings with the Securities and Exchange Commission. In addition, financial risks such as liquidity, interest rate and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive.

The statements made in this press release are current as of the date of this press release only. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise.